UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2019

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Retirement
(b) On November 20, 2019, Dr. Martin C. Jischke informed the Board of Directors (the “Board”) of Wabash National Corporation (the “Company”) that he has chosen to retire from the Board following the Company’s 2020 annual meeting of stockholders.
Election of Directors
(d) On November 20, 2019, the Board appointed Ms. Therese M. Bassett to the Board and to the Compensation and Nominating and Corporate Governance Committees. Ms. Bassett recently retired from Avnet, Inc. after 26 years with the company, where she most recently served as Chief Strategy, Innovation, and Mergers and Acquisitions Officer responsible for identifying growth opportunities to enhance the overall business portfolio, financial strength and global market value. Ms. Bassett is currently the Managing Director of NuVentures LLC, a consulting firm focused on strategy, innovation and M&A pipeline development.
In connection with her appointment to the Board, Ms. Bassett entered into an Indemnification Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. Ms. Bassett will be compensated consistent with the Company’s policy for non-employee directors, pro-rated to reflect her partial year of service, as more fully described in the Company’s definitive proxy statement for its 2019 annual meeting of stockholders under the heading Director Compensation.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed herewith:
EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement with Directors and Executive Officers (Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on December 15, 2017 (File No. 001-10883)).
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: November 25, 2019	By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Senior Vice President and Chief Financial Officer